SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2010

ADEONA PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-12584 (Commission File No.)	13-3808303 (IRS Employer Identification No.)

3930 Varsity Drive, Ann Arbor, Michigan 48108
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:       (734) 332-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) (b)- (c)	N/A N/A

(d)
On March 16, 2010, the Company announced the appointment of Jeff Riley, as director of the Board of Directors of the Company.

As of the date of this report, Mr. Riley has not been named to any committee of the Board. Mr. Riley was not selected as a director pursuant to any arrangement or understanding with any other person, and does not have any reportable transactions under Item 404(a) of Regulation S-K.

For his services as a director of the Company, Mr. Riley will receive the Company’s standard compensation applicable to nonemployee directors.

(e) - (f)	N/A

Item 9.01.       Financial Statements and Exhibits.

(a) – (c)

N/A

(d)  Exhibits.

 The following exhibits are being filed as part of this Report.

Exhibit Number	Description

99.1	Press Release dated March 16, 2010 regarding the appointment of Jeff Riley to the Board of Directors.*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEONA PHARMACEUTICALS INC.

Date: March 16, 2010	By: /s/ James S. Kuo
Name: James S. Kuo
Its: Chairman, President and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 16, 2010 regarding the appointment of Jeff Riley to the Board of Directors.*

* Filed herewith.